                                                                      EXHIBIT 10

                      PLAN AND AGREEMENT OF REORGANIZATION


        THIS PLAN AND AGREEMENT OF REORGANIZATION (hereinafter referred to as the "Agreement") is entered into as of this 13th day of June, by and between INETEVENTS, INC. (hereinafter referred to as "INET"), SUMMIT WORLD VENTURES, INC. (hereinafter referred to as "SUMMIT") and the undersigned shareholders of INET, (hereinafter referred to as "Shareholder").

                                   WITNESSETH

        WHEREAS, INETEVENTS, INC. is a Nevada corporation with authorized capital stock of 25,000,000 shares of $0.001 par value Common Stock and 10,000,000 shares of Serial Preferred Stock, of which 3,247,142.857 shares of Common Stock were issued and outstanding as of May 30, 2000 (hereinafter "INET Shares") As of the Closing Date (as defined in Article VII hereof), there will be 3,500,000 INET Shares issued and outstanding.;

        WHEREAS, SUMMIT is a Delaware corporation with authorized capital stock of 100,000,000 shares of $0.001 par value Common Stock, of which 3,000,000 shares were issued and outstanding as of May 30, 2000.

        WHEREAS, SUMMIT desires to purchase from Shareholder all of the issued and outstanding shares of INET owned by Shareholder in exchange, solely for SUMMIT shares of common stock ("Stock"); and

        WHEREAS, it is the intention of Shareholder to exchange the INET Shares held by it for Stock of SUMMIT, on the terms and conditions set forth herein; and

        WHEREAS, it is the intention of SUMMIT, INET and Shareholder that the transactions contemplated hereby constitute a tax-free "reorganization" as defined in the Internal Revenue Code of 1986, as amended, and that all the terms and provisions of this Agreement be interpreted, construed and enforced to effectuate this intent.

        NOW THEREFORE in consideration of the foregoing and the mutual covenants, promises, representations and warranties contained herein, the parties hereto agree as follows:

                                    Article I

                                    EXCHANGE

        1.1 Exchange of Stock of INET. At the Closing Date in accordance with the provisions of this Agreement and applicable law, Shareholder shall transfer and SUMMIT shall acquire all of the INET Shares owned by Shareholder.

                                   Article II

                                  CONSIDERATION

        2.1 Exchange. Shareholder and SUMMIT agree that all of the INET Shares owned by Shareholder shall be exchanged with SUMMIT for shares of Common Stock as listed below. Such Stock shall be issued in certificates in such denominations, amounts and names as may be requested by Shareholder, as more fully set forth below:

               Brandon Stauber                                   2,000,000
                                                                   110,000
               Ronald J. Stauber                                    71,429
                                                                    21,429
                                                                    71,429
                                                                    28,571
                                                                    42,857
                                                                    50,000
                                                                    28,571
                                                                    42,857
                                                                    42,857
                                                                    42,857
                                                                    28,571
               Josef Glaser                                         71,429
                                                                    28,571
               Christina Investments, Inc.                         142,857
                                                                    71,428
               J. David Stewart                                     21,430
               Charles Haas                                          5,000
               Jennifer Ikeda                                        5,000
                                                                     5,000
               Robert Thompson                                       5,000
                                                                    10,000
               L.E. International, Ltd.                             50,000
                                                                    50,000
                                                                    42,857
               Lucas Buck                                            5,000
               Stephen Pasco, Jr.                                    5,000
               Joseph Devito                                       100,000
               Serge Atlan                                         100,000
               Phillip Dascher                                     100,000
               Wolfgang Raugall                                    100,000
                                                                 ---------

                             Total:                              3,500,000

                2.2 Investment Intent. Shareholder represents and warrants that it is acquiring said shares for investment purposes only and not with a view towards resale or redistribution in violation of state and federal securities laws. Upon request, Shareholder agrees to deliver to SUMMIT at the closing, or after, a letter setting forth an agreement that said shares are being acquired for investment purposes only and will not be sold except in compliance with the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder.

        2.3 Delivery. At said closing, Shareholder shall deliver certificates for the shares of INET, duly endorsed in negotiable form, with signatures guaranteed, free and clear from all claims and encumbrances.


                                   Article III

                    REPRESENTATIONS AND WARRANTIES OF SUMMIT

        SUMMIT represents and warrants to Shareholder as follows:

        3.1 Organization. SUMMIT is a corporation duly incorporated, validly existing and, at the closing, in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease its properties and to carry on business as now being conducted.

        3.2 Capitalization. As of the closing date, the authorized capital stock of SUMMIT shall consist of 100,000,000 shares of $0.001 par value common stock, of which 3,000,000 are issued and outstanding. All said shares are validly issued, fully paid and non-assessable.

        3.3 Financial Statements. SUMMIT has furnished to Shareholder audited financial statements as of May 30, 1998. Said financial statements contain the balance sheet of SUMMIT. All of said financial statements, (i) are in accordance with SUMMIT's books and records, (ii) present fairly and financial position of SUMMIT as of such dates, and its results of operations and changes in financial position for the respective periods indicated, (iii) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and (iv) consistent with prior business practice, contain adequate reserves for all known or contingent liabilities, losses and refunds with respect to services or products already rendered or sold.

        3.4 Changes in Financial Condition. Except as it relates to the transactions contemplated by this Agreement, from the date of the Financial Statements to the Closing Date, there has been no material change in the properties, assets, liabilities, financial condition, business, operations, affairs or prospects of SUMMIT from that set forth or reflected in the Financial Statements, other than changes in the ordinary course of business, none of which have been, either in any case or in the aggregate, materially adverse.

        3.5 Authorization. SUMMIT has the power to enter into this Agreement, and this Agreement, when duly executed and delivered, will constitute the valid and binding obligation of SUMMIT. Other than approval by the Board of Directors and/or shareholders of SUMMIT, no proceedings are necessary to authorize this Agreement or the transactions completed hereby. This Agreement constitutes the legal, valid and binding obligation of SUMMIT enforceable in accordance with its terms.

        3.6 Effect of Agreement. The execution and delivery by SUMMIT of this Agreement and the consummation of the transactions herein contemplated, (i) will not conflict with, or result in a breach of the terms of, or constitute any default under or violation of, any law or regulation of any governmental authority, or the Articles of Incorporation or By-Laws of SUMMIT, or any material agreement or instrument to which SUMMIT is a party or by which it is bound or is subject; (ii) nor will it give to others any interest or rights, including rights of termination, acceleration or cancellation, in or with respect to any of the properties, assets, agreements, leases, or business of SUMMIT.

        3.7 Minutes Book. The records of meetings and other corporate actions of SUMMIT (including any committees of the Board) which are contained in the Minute books of SUMMIT contain complete and accurate records of the matters reflected in such minutes.

        3.8 Litigation; Claims. SUMMIT is not a party to, and there are not any claims, actions, suits, investigations or proceedings pending or threatened against SUMMIT or its business, at law or in equity, or before or by any governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, which if determined adversely would have a material effect on the business or financial condition of SUMMIT or the ability of SUMMIT to carry on its business. The consummation of the transactions herein contemplated will not conflict with or result in the breach or violation of any judgement, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

        3.9 Taxes and Reports. At the Closing Date, SUMMIT (i) will have filed all tax returns required to be filed by any jurisdiction, domestic or foreign, to which it is or has been subject, (ii) has either paid in full all taxes due and taxes claimed to be due by each jurisdiction, and any interest and penalties with respect thereto, and (iii) has adequately reflected as liabilities on its books, all taxes that have accrued for any period to and including the Closing Date.

        3.10 Compliance with Laws and Regulations. To the best of SUMMIT's knowledge SUMMIT has complied with, and are not in violation of any federal, state, local or foreign statute, law, rule or regulation with respect to the conduct of SUMMIT's businesses.

        3.11 Finders. SUMMIT is not obligated, absolutely or contingently, to any person for financial advice, a finder's fee, brokerage commission, or other similar payment in connection with the transactions contemplated by this Agreement.

        3.12 Nature of Representations. SUMMIT has taken reasonable care to ensure that all disclosures and facts are true and accurate, and that there are no other material facts, the omission of which would make misleading any statement herein. Further, to the best of SUMMIT's knowledge, no representation, warranty or agreement made by SUMMIT in this agreement or any of the Schedules or any other Exhibits hereto and no statement made in the Schedules or any such Exhibit, list, certificate or schedule or other instrument or disclosure furnished by them in connection with the transactions herein contemplated contains, or will contain, any untrue statement of a material fact necessary to make any statement, representation, warranty or agreement not misleading.


                                   Article IV

             REPRESENTATIONS AND WARRANTIES OF INET AND SHAREHOLDER

        INET and Shareholder, and each of them, represent and warrant to SUMMIT as follows:

        4.1 Organization. INET is a corporation duly incorporated, validly existing and, at the closing, in good standing under the laws of the State of Nevada has the corporate power and authority to own or lease its properties and to carry on business as now being conducted.

        4.2 Capitalization. The authorized capital stock of INET consists of two classes of shares of stocks, the total number of shares authorized is 25,000,000 shares of $0.001 par value Common Stock and 10,000,000 shares of Serial Preferred Stock, of which 3,247,142.857 are presently issued and outstanding. All said shares are validly issued, fully paid and non-assessable. Except as it relates to 177,500 shares of Common Stock, there are no outstanding options, warrants, rights, commitments or agreements of any kind relating to the issuance of any shares of Common Stock or other equity or convertible security of INET to any person. None of the shares of Common Stock of INET is reserved for any purpose. INET is not subject to any obligation (contingent or otherwise), nor does it have any option to repurchase or otherwise acquire or retire any shares of its Common Stock.

        4.3 Authority. INET and Shareholder have the full power and authority to enter into this Agreement and to carry out its obligations hereunder. Other than approval by the Board of Directors and/or shareholders of Shareholder, no proceedings on the part of Shareholder are necessary to authorize this Agreement or the transactions completed hereby. This Agreement constitutes the legal, valid and binding obligation of INET and Shareholder enforceable in accordance with its terms.

        4.4 Financial Statements. INET has furnished to SUMMIT unaudited financial statements as of May 30, 2000 (the "Financial Statements). Said Financial Statements contain the balance sheet of INET. All of said Financial Statements, (i) are in accordance with INET's books and records, (ii) present fairly and financial position of INET as of such dates, and its results of operations and changes in financial position for the respective periods indicated, (iii) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and (iv) consistent with prior business practice, contain adequate reserves for all known or contingent liabilities, losses and refunds with respect to services or products already rendered or sold.

        4.5 Changes in Financial Condition. From the date of the Financial Statements to the Closing Date, there has been no material change in the properties, assets, liabilities, financial condition, business, operations, affairs or prospects of INET from that set forth or reflected in the Financial Statements, other than changes in the ordinary course of business, none of which have been, either in any case or in the aggregate, materially adverse.

        4.6 Title to Assets. INET has and on the Closing date will have good record and marketable title to all its assets. Such assets are subject to no mortgage, pledge, lien, conditional sales agreement, lease, encumbrance or charge whatsoever.

        4.7 All Patent/License Rights. To the best of its knowledge, INET owns or possesses the requisite licenses or other rights to use all licenses, patents, trademarks, service marks, service names and trade names presently used. There is no claim or action by any person, or proceeding pending, or threatened which challenges the exclusive rights of INET with respect to said rights used, or contemplated to be used, in INET's business. Nothing herein contained have or shall be deemed to constitute a representation or warranty that such licenses, patents, trademarks, or trade names may not be utilized or challenged in the future, and that they will be upheld if challenged.

        4.8 Contracts/Other Rights. Prior to the closing, INET will furnish SUMMIT with a true and complete list and description of all material contracts and licenses entered into by INET (the

"Contracts") , including any contracts, licenses by and between INET and Shareholder, between them and with others. Each of the agreements, contract, commitments, leases, plans and other instruments, documents and undertakings to be supplied is valid and enforceable in accordance with its terms. INET is not in default of the performance, observance or fulfillment of any material obligations, covenant or condition contained therein; and no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder; furthermore, except as may be disclosed in writing at the time of delivery, no such agreement, contract, commitment, lease, plan or other instrument, document or undertaking, in the reasonable opinion of INET, contains any contractual requirement with which there is a likelihood INET will be unable to comply.

        4.9 Competition. Except as set forth in the Contracts described in 4.8 above, neither INET, nor any officer or director or Shareholder of INET has any material direct or indirect financial or economic interest in any related industry entity or in any competition or customer of INET.

        4.10 Effect of Agreement. The execution and delivery by INET and Shareholder of this Agreement and the consummation of the transactions herein contemplated, (i) will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority, or the Articles of Incorporation or By-Laws of INET, or any material agreement or instrument to which INET or Shareholder is give to rise to any interests or rights, including rights of termination, acceleration or cancellation, in or with respect to any of the properties, assets, agreements, leases, or business of INET.

        4.11 Personal Property. All of the property, assets and equipment owned by or used by INET is in good repair, well maintained, and in good and satisfactory operating condition consistent with their age, free from any known defects, except such minor defects as to not substantially interfere with the continued use thereof in the conduct of normal operations and such property, assets, and equipment which is owned by INET is valued on the Financial Statements at original purchase price less reasonable depreciation consistently applied in accordance with generally accepted accounting principles.

        4.12 Minutes Book. The records of meetings and other corporate actions of Shareholder and the Board of Directors (including any committees of the Board) of Shareholder and INET which are contained in the Minute books of Shareholder and INET contain complete and accurate records of the matters reflected in such minutes.

        4.13 Litigation; Claims. Neither Shareholder nor INET is a party to, and there are not any claims, actions, suits, investigations or proceedings pending or threatened against INET or its business, at law or in equity, or before or by any governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, which if determined adversely would have a material effect on the business or financial condition of INET or the ability of INET to carry on its business. The consummation of the transactions herein contemplated will not conflict with or result in the breach or violation of any judgement, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

        4.14 Taxes and Reports. At the Closing Date, INET (i) will have filed all tax returns required to be filed by any jurisdiction, domestic or foreign, to which it is or has been subject, (ii) has either paid in full all taxes due and taxes claimed to be due by each jurisdiction, and any interest and penalties with respect thereto, and (iii) has adequately reflected as liabilities on its books, all taxes that have accrued for any period to and including the Closing Date. No state of facts exists or has existed which would constitute grounds for the assessment of any taxes with respect to the periods which have not been audited by the Internal Revenue Service or any other taxing authority. There are no outstanding tax elections, or agreements or waivers extending the statutory period of limitation, applicable to any federal or state return for taxes of INET for any period.

        4.15 Personnel. Included in the corporate records described, in part, in 4.12, is a true and correct list of all directors, officers and employees of INET. There are no bonuses, commissions or other compensation of any kind due to, or expected by, present or former employees, except regular compensation for the current payroll period; INET is not aware that any officer or employee has any intention to terminate his or her employment with INET; and INET is not a party to or bound by any employment agreement, or collective bargaining or other labor agreement.

        4.16 Compliance with Laws and Regulations. To the best of their knowledge, INET and Shareholder have complied with, and are not in violation of any federal, state, local or foreign statute, law, rule or regulation with respect to the conduct of INET's businesses, which violation might have a material adverse effect on the business, financial condition or earnings of INET.

        4.17 Finders. INET and Shareholder, and each of them, are not obligated, absolutely or contingently, to any person for financial advice, a finder's fee, brokerage commission, or other similar payment in connection with the transactions contemplated by this Agreement.

        4.18 Leases. Prior to the closing, INET will furnish SUMMIT with true and complete list and description of all leases of real property and equipment by and between INET and the lessees. Each of said leases are valid and enforceable in accordance with its terms.

        4.19 Nature of Representation. INET and Shareholder have taken reasonable care to ensure that all disclosures and facts are true and accurate and that there are no other material facts, the omission of which would make misleading any statement herein. Further, no representation, warranty or agreement made by INET and Shareholder in this Agreement or any of the Schedules or any other Exhibits hereto and no statement made in the Schedules or any such Exhibit, list, certificate or schedule or other instrument or disclosure furnished by them in connection with the transactions herein contemplated contains, or will contain, any untrue statement of a material fact necessary to make any statement, representation, warranty or agreement not misleading.


                                    Article V

                              ACCESS TO INFORMATION

        5.1 Access to Information. INET and Shareholder shall afford representatives of SUMMIT reasonable access to officers, personnel, and professional representatives of INET and such of the financial, contractual and corporate records of INET as shall be reasonably necessary for SUMMIT's investigations and appraisal of INET.

        5.2 Effect of Investigations. Any such investigation by SUMMIT of INET shall not affect any of the representations and warranties hereunder and shall not be conducted in such manner as to interfere unreasonably with the operation of the business of INET.


                                   Article VI

                       CONDITIONS TO OBLIGATIONS OF SUMMIT

        The obligations of SUMMIT under this Agreement are, at the option of SUMMIT, subject to the satisfaction, at and prior to the Closing Date, of the following conditions:

        6.1 Fulfillment of Covenants. All the terms, covenants and conditions of this Agreement to be complied with and performed by INET at or before the Closing Date shall have been duly complied with and performed.

        6.2 Accuracy of Representations and Warranties; Other, Documents. All of the representations and warranties made by all parties to this Agreement shall be true as of the Closing Date.

        6.3 No Litigation. There shall be no action, proceeding, investigation or pending or actual litigation the purpose of which is to enjoin or may be to enjoin the transactions contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon INET, or any of the officers or directors thereof, because of this consummation of the transactions contemplated by this Agreement.


                                   Article VII

                    CONDITIONS TO OBLIGATIONS OF SHAREHOLDER

        The obligations of Shareholder under this Agreement are, at the option of Shareholder, subject to the satisfaction, at and prior to the Closing Date, of the following conditions:

        7.1 Fulfillment of Covenants. All the terms, covenants and conditions of this Agreement to be complied with and performed by INET at or before the Closing Date shall have been duly complied with and performed.

        7.2 Accuracy of Representations and Warranties; Other Documents. All of the representations and warranties made by all parties to this Agreement shall be true as of the Closing Date.

        7.3 No Litigation. There shall be no action, proceeding, investigation or pending or actual litigation the purpose of which is to enjoin or may be to enjoin the transactions contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon INET, or any of the officers or directors thereof, because of the consummation of the transactions contemplated by this Agreement.

        7.4 SUMMIT Shareholders' Approval. SUMMIT shall have obtained the written consent of the majority of the holders of all outstanding shares of Common Stock of SUMMIT entitled to vote thereat, wherein said shareholders shall have voted in favor of (i) the election of those nominees of INET to act as the directors of SUMMIT, and (ii) approving and ratifying the transactions contemplated by this Agreement.

                                  Article VIII

                                     CLOSING

        8.1 Closing Date. The consummation of the exchange shall take place on July 24, 2000, 1:45 p.m., at the offices of Ronald J. Stauber, 1880 Century Park East, Suite 300, Los Angeles, California 90067, or such other time or place as shall be mutually agreed upon by the parties to this Agreement.

        8.2 Actions to be Taken by Parties on the Closing Date. On the Closing Date, each party shall deliver to the other all documents or agreements provided or herein to be delivered on the Closing Date.

        8.3 Other. Between the date hereof and the Closing Date, SUMMIT will take no actions, other than those reasonably required to consummate a closing, without the prior written consent of INET.


                                   Article IX

                         INDEMNIFICATION AND ARBITRATION

        9.1 Indemnification. Each of the parties agree to indemnify and hold harmless the other against any and all damages, claims, losses, expenses, obligations and liabilities (including reasonable attorney's fees) resulting from or related to any breach of, or failure by each of the parties to perform any of their representations, warranties, covenants, conditions or agreements in this Agreement or in any schedule, certificate, exhibit or other document furnished, or to be furnished under this Agreement.

        9.2 Claims of Indemnification. Any claim for indemnification pursuant to this Agreement, unless otherwise received by means of direct negotiation among the parties upon reasonable oral notification by the party seeking indemnification to all other parties, shall be made by writing of the nature and amount of the claim to the other.


                                    Article X

                               PAYMENT OF EXPENSES

        10.1 Expenses Budget. Each party shall bear its own expenses relating to this transaction.

                                   Article XI

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

        11.1 Survival. All statements contained in the Schedules, any Exhibit or other instrument delivered by or on behalf of the parties hereto or in connection with the transactions contemplated by this Agreement shall be deemed to be representations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive.


                                   Article XII

                                     General

        12.1 Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable" the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

        12.2 Waiver. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed and extension of the time for performance of any other obligation or act.

        12.3 Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon mailing thereof.

                      To:  iNetEvents, Inc.
                           500 South Sepulveda Blvd.,
                           Suite 311
                           Los Angeles, CA 90067

                      To:  Summit World Ventures, Inc.
                           145 West 67th Street
                           Apartment 46C
                           New York City, New York 10023

                      cc:  Ronald J. Stauber, Esq.
                           1880 Century Park East
                           Suite 300
                           Los Angeles, California 90067

        Notice of change of address shall be given by written notice in the manner detailed in this subparagraph 12.3.

        12.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

        12.5 Professional Fees. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements or provisions on the part of the other party arising out of this Agreement, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorney's fees, accounting fees, and other professional fees resulting therefrom.

        12.6 Entire Agreement. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by his agent duly authorized in writing or as otherwise expressly permitted herein. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

        12.7 Time of Essence. The parties hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that failure to timely perform any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of and non-curable (but waivable) default under this Agreement by the party so failing to perform.

        12.8 Construction. Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to paragraphs and subparagraphs are to this Agreement. In the event the date on which any party is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding day.

        12.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one instrument.

        12.10 Governing Law. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day first above here written.


Dated: June 13, 2000                        SUMMIT WORLD VENTURES, INC.


                                            By: /s/ Amy Moll
                                                --------------------------------
                                                Amy Moll, President


Dated: June 13, 2000                        By: /s/ Howard J. Moll
                                                --------------------------------
                                                Howard J. Moll, Secretary


Dated: June 13, 2000                        INETEVENTS, INC.


                                            By: /s/ Brandon Stauber
                                                --------------------------------
                                                Brandon Stauber, President


(Shareholders' signatures continued on following page(s).)

Dated: June 13, 2000                        /s/ Brandon Stauber
                                            ------------------------------------
                                            Brandon Stauber


Dated: June 13, 2000                        /s/ Ronald J. Stauber
                                            ------------------------------------
                                            Ronald J. Stauber


Dated: June 13, 2000                        /s/ Josef Glaser
                                                --------------------------------
                                            Josef Glaser

                                            CHRISTINA INVESTMENTS, INC.


Dated: June 13, 2000                        By: /s/ Paul W. Andre
                                                --------------------------------
                                                Paul W. Andre, President


Dated: June 13, 2000                        /s/ Charles Haas
                                            ------------------------------------
                                            Charles Haas


Dated: June 13, 2000                        /s/ Jennifer Ikeda
                                            ------------------------------------
                                            Jennifer Ikeda


Dated: June 13, 2000                        /s/ Robert Thompson
                                            ------------------------------------
                                            Robert Thompson

                                            L.E. INTERNATIONAL, LTD.


Dated: June 13, 2000                        By: /s/ Elena Ochberg
                                                --------------------------------
                                                Elena Ochberg, President


Dated: June 13, 2000                        /s/ Lucas Buck
                                                --------------------------------
                                            Lucas Buck


Dated: June 13, 2000                        /s/ Stephen Pasco, Jr.
                                            ------------------------------------
                                            Stephen Pasco, Jr.


Dated: June 13, 2000                        /s/ Joseph Devito
                                            ------------------------------------
                                            Joseph Devito


Dated: June 13, 2000                        /s/ J. David Stewart
                                            ------------------------------------
                                            J. David Stewart


Dated: June 13, 2000                        /s/ Phillip Dascher
                                            ------------------------------------
                                            Phillip Dascher



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